GUARANTEE

TO: THE CHASE MANHATTAN BANK (the "Agent"), as agent for and on behalf of the lenders named in that certain credit agreement dated as of April 1, 1997 made among The Chase Manhattan Bank, in its own capacity as lender and in its capacity as agent, the lenders named therein, in their capacity as lenders and SLM International Inc., Maska U.S., Inc. and #1 Apparel, Inc., as borrowers (that credit agreement as it may be amended, supplemented, extended or restated from time to time being referred to below as the "Credit Agreement")

     IN CONSIDERATION of the Agent and the lenders named in the Credit Agreement (hereinafter collectively referred to as the "Lenders") extending credit to or otherwise dealing with SLM International, Inc., Maska U.S., Inc. and #1 Apparel, Inc. (hereinafter collectively referred to as the "Borrowers") and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the undersigned, SPORT MASKA INC. (hereinafter referred to as the "Guarantor"), hereby unconditionally guarantees, as primary obligor and not merely as surety, the due and punctual payment of the principal of and interest on each of the Notes, when and as due, whether at maturity, by acceleration, by notice of prepayment or otherwise and the due and punctual performance of all other Obligations, together with all expenses (including legal fees on a solicitor and client basis) incurred by the Agent and each of the Lenders, its receiver or agent in the preparation, perfection and enforcement of this Guarantee and related security or other agreements held by the Agent or any of the Lenders in respect of the Credit Agreement and all other Obligations (collectively, the "Indebtedness").

     THE OBLIGATIONS OF THE GUARANTOR hereunder in respect of the Indebtedness shall be for an unlimited amount.

     AND IT IS FURTHER AGREED, SUBJECT TO THE FOREGOING, THAT:

(1) No change in the name, objects, capital stock or constitution of any of the Borrowers shall in any way affect the liability of the Guarantor hereunder, either with respect to transactions occurring before or after any such change, and the Agent and the Lenders shall not be concerned to see or inquire into the powers of the Borrowers or any of their directors or other agents acting or purporting to act on their behalf, and moneys, advances, renewals or credits in fact borrowed or obtained from the Agent and the Lenders in connection with the Credit Agreement in professed exercise of such powers shall be deemed to form part of the Indebtedness notwithstanding that such borrowing or obtaining of moneys, advances, renewals or credits shall be in excess of the powers of the Borrowers or of their directors or other agents aforesaid, or be in any way irregular, defective or informal.

(2) All monies received by the Agent and the Lenders in respect of the Indebtedness may be applied on such part or parts of the Indebtedness as the Agent and the Lenders may see fit, subject to and in accordance with the relevant provisions, if any, of any written agreement between the Agent and the Guarantor and the Agent and the Lenders shall at all times and from time to time have the right to change any appropriation of any moneys received by them and to reapply the same on any other part or parts of the Indebtedness as the Agent and the Lenders may see fit, notwithstanding any previous application by whomsoever made.

(3) All dividends, compositions and moneys received by the Agent and the Lenders from the Borrowers or from any other person or estate capable of being applied by the Agent and the Lenders in reduction of the Indebtedness shall be regarded for all purposes as payments in gross, and the Agent and the Lenders shall be entitled to prove against the estate of the Borrowers upon any insolvency or winding-up in respect of the whole of the Indebtedness, and upon payment by the Guarantor of any sums on account of the Indebtedness, all rights of the Guarantor against the Borrowers arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full of all of the Indebtedness to the Agent and the Lenders.

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(4)  This Guarantee will not be diminished or affected on account of any act or failure to act on the part of the Agent or the Lenders which would prevent subrogation from operating in favour of the Guarantor. Without limiting the generality of the foregoing and for greater certainty, the obligations of the Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment of the Indebtedness in full), including, without limitation, any claim of waiver, release, surrender, alteration or compromise and shall not be subject to any defense or set-off, compensation, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Indebtedness or otherwise. To the fullest extent permitted by applicable law, the Guarantor waives presentment to, demand of payment from and protest to the Borrowers or the Guarantor or both of any of the Indebtedness and also waives notice of acceptance of this Guarantee and notice of protest for nonpayment. The obligations of the Guarantor hereunder shall not be discharged or impaired or otherwise affected by (a) the failure of the Agent or any of the Lenders to assert any claim or demand or to enforce any right or remedy against any of the Borrowers or the Guarantor under the provisions of this Guarantee, the Credit Agreement, the Notes, any of the other Loan Documents or any other agreement or otherwise or against any other guarantor of all or any part of the Indebtedness; b) any rescission, waiver, amendment or modification of any of the terms or provisions of this Guarantee, the Credit Agreement, the Notes, any other Loan Documents or any other agreement or otherwise; (c) the release or termination of any security or any Loan Document held by the Agent or any of the Lenders with respect to the Indebtedness or any part thereof; (d) the failure by the Agent or the Lenders to exercise any right or remedy against any co-guarantor of the Indebtedness or by any default, failure or delay, willful or otherwise in the performance of the Obligations or other Indebtedness; or (e) any other act or omission which may or might in any manner or to any extent vary the risk of the Guarantor or otherwise operate as a discharge of the Guarantor or any co-guarantor as a matter of law or equity unless the Indebtedness has been indefeasibly paid in full and the Commitments have been terminated.

(5) The Agent and the Lenders, without exonerating in whole or in part the Guarantor, may grant time, renewals, extensions, indulgences, releases and discharges to, may take securities from and give the same and any or all existing securities up to, may abstain from taking securities from or from perfecting, registering, renewing or realizing upon securities of, may accept compositions from, and may otherwise deal with any of the Borrowers and all other persons (including the Guarantor and any co-guarantor) and securities as the Agent and the Lenders may see fit, without notice to or further assent from the Guarantor, except as otherwise may be specifically required by the Loan Documents.

(6) This Guarantee constitutes a guarantee of payment when due and not of collection, and the Guarantor waives any right to require that any resort be had by the Agent or any of the Lenders to any covenant or security (including, without limitation, any Collateral) held for payment of the Indebtedness or to any balance of any deposit account or credit on the books of the Agent or any of the Lenders in favour of any of the Borrowers or any other person.

(7) No invalidity, irregularity or unenforceability (by reason of any bankruptcy or similar law, any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect the Indebtedness of the Borrowers, or otherwise) of the Indebtedness of any of the Borrowers or of any security therefor shall affect, impair or be a defence to this Guarantee. If one or more of the provisions contained herein shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

(8) The Guarantor hereby renounces the benefits of discussion and division. Any request by the Guarantor to the Agent or any Lender for useful information respecting the content or terms and conditions of the Indebtedness hereby guaranteed or the progress made in their performance shall be made in writing to the Agent. The Guarantor shall at all times and from time to time do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all and singular every such further act, deed, transfer, assignment, assurance, document and instrument as the Agent and the Lenders may reasonably require for the better accomplishing and effectuating of this

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     Guarantee and the provisions contained herein, and every officer of the
     Agent and the Lenders and each of them are irrevocably appointed attorneys or attorney to execute in the name and on behalf of the Guarantor any document or instrument for the said purpose if the Guarantor fails to perform its further assurance obligations set out in this paragraph 8 promptly upon the Agent's request therefor.

(9) The obligations and undertakings of the Guarantor hereunder together with the obligations and undertakings owing by the Borrowers towards the Agent or any of the Lenders in respect of the Indebtedness shall be joint and several (or for purposes of enforcement of this Guarantee in the courts of Quebec such obligations and undertakings shall be solidary). The obligations and undertakings of the Guarantor hereunder and the obligations and undertakings of any other present or future guarantor of all or any part of the Indebtedness shall be joint and several (or for purposes of enforcement of this Guarantee in the courts of Quebec such obligations and undertakings shall be solidary).

(10) This Guarantee shall be a continuing guarantee and shall cover and secure any ultimate balance of the Indebtedness owing to the Agent and the Lenders notwithstanding that any other security for the repayment of the Indebtedness of the Borrowers to the Agent and the Lenders may no longer be enforceable, and the Agent and the Lenders shall not be obliged to seek or exhaust any recourse against any of the Borrowers or co-guarantors or other persons or the securities they may hold before being entitled to payment from the Guarantor of all of the Indebtedness.

(11) This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, payment, or any part thereof, of principal or interest on any Indebtedness of the Borrowers to the Agent or the Lenders is rescinded or must otherwise be returned by the Agent or any Lender upon the insolvency, bankruptcy or reorganization of any of the Borrowers or otherwise, all as though such payment to the Agent and the Lenders had not been made.

(12) The Agent and the Lenders may, without the consent of the Guarantor, assign, transfer and deliver to any transferee of the Indebtedness or any part thereof, the liability of the Guarantor under this Guarantee and any security, documents or instruments held by the Agent or the Lenders in respect of the Guarantee provided that no such assignment, transfer or delivery shall release the Guarantor from said liability and such assignees or transferees shall have the full benefit of this Guarantee and all security, documents or instruments held in connection therewith and such assignees or transferees shall be vested with all powers and rights of the Lender hereunder and under such security, documents or instruments to the full extent of such assignment or transfer; and thereafter the Agent or the Lenders shall be fully discharged from all responsibility with respect to and to the extent of that portion of the Indebtedness and this Guarantee and security, documents and instruments so assigned, transferred and/or delivered but the Agent and the Lenders shall retain all rights and powers with respect to any such security, documents or instruments not so assigned, transferred or delivered.

(13) The Guarantor shall pay the reasonable expenses (including reasonable legal fees on a solicitor and client basis) incurred by the Agent and the Lenders in endeavouring to collect the Indebtedness, or any part thereof, and in enforcing this Guarantee.

(14) The records of the Agent and the Lenders as to the balance of the Indebtedness at any time and from time to time shall be prima facie proof thereof, absent manifest error, without further or other proof. No provision of this Guarantee may be amended, modified or waived without the prior written consent of the Agent and the Lenders.

(15) This Guarantee shall be binding upon the Guarantor and its respective trustees, executors, administrators, successors and assigns including any successor by reason of amalgamation of or any other change in the Guarantor and shall enure to the benefit of the Agent and the Lenders and their successors and assigns.

(16) Without limiting the generality of Article VI of the Credit Agreement, the Guarantor hereby agrees with and confirms to the Agent and the Lenders that the financial reporting provisions set out in section 6.05 of the Credit Agreement (the "Financial Reporting Requirements"), with all changes and modifications as the context requires,

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     are incorporated by reference herein and that the Guarantor shall strictly comply with and be bound by such provisions, where applicable.

(17) The Guarantor hereby represents and warrants to the Agent and the Lenders that the representations and warranties set out in Article IV of the Credit Agreement, as they relate to the Guarantor are true and correct as of the date hereof.

(18) With respect to any portion of the Indebtedness which is payable in a currency other than Canadian currency (the "Foreign Currency Obligation"), the following provisions shall apply:

     (a) Payment hereunder with respect to the Foreign Currency Obligation shall be made in immediately available funds in lawful money of the currency of which the Foreign Currency Obligation is payable (the "Foreign Currency") in such form as shall be customary at the time of payment for settlement of international payments in New York, New York without set-off, compensation or counterclaim.

     (b) The Borrowers and the Guarantor shall indemnify and hold the Agent and the Lenders harmless from any loss or deficiency incurred by the Agent or the Lenders arising from any change in the value of Canadian currency in relation to the Foreign Currency between the date the Foreign Currency Obligation becomes due and the date of payment thereof.

     (c) In the event of a judgment or order being rendered by any court or tribunal for the payment of any amounts owing to the Agent or the Lenders under any obligation hereunder or for the payment of damages in respect of any breach of any obligation hereunder or under or in respect of a judgment or order of another court or tribunal for the payment of such amounts or damages, such judgment or order being expressed in a currency which is other than the currency in which such amount is payable pursuant to such obligation (the "Agreed Currency"), the Guarantor shall indemnify and hold the Agent and the Lenders harmless from any loss or deficiency in terms of the Agreed Currency in the amounts received by the Agent and the Lenders arising or resulting from any variation as between (i) the rate of exchange at which the Agreed Currency is converted into such other currency for the purposes of such judgment or order, and (ii) the noon spot rate of the Agent at its Domestic Lending Office at which it will purchase the Agreed Currency on the date of receipt of such other currency with the amount of the currency actually received by the Agent in respect of such judgment or order.

     (d) The indemnities contained in paragraphs (b) and (c) above shall constitute separate and independent obligations of the Guarantor from its other obligations hereunder and shall apply irrespective of any indulgence granted by the Agent or the Lenders or any of them and no proof or evidence of any actual loss shall be required by the Guarantor, but the Agent or the Lender claiming such indemnity shall, as soon as reasonably possible (but not as a condition precedent to payment of the amount claimed), provide the Guarantor with a statement as to the reason for and as to the amount and calculation of the claim for indemnity. Absent manifest error, such statement shall be binding and conclusive.

(19) The Guarantor hereby postpones all debts and liabilities of any of the Borrowers to the Guarantor, both present and future, to the Indebtedness, and all moneys received by the Guarantor thereon shall upon either: (a) notice by the Agent to the Guarantor addressed to the Guarantor at the address and in the manner provided for in paragraph 27 below; or, (b) the occurrence and continuance of an Event of Default under the Credit Agreement be received in trust for the Agent and the Lenders and shall be paid over to the Agent and the Lenders.

(20) The Guarantor hereby grants to the Agent and the Lenders the right to set off, upon the occurrence and continuance of an Event of Default, or compensate against any and all accounts, credits or balances maintained by it with the Agent or the Lenders, the

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                                                                              5.


     aggregate amount of any and all liabilities of the Guarantor hereunder if and when the same shall become due and payable.

(21) The Guarantor acknowledges that this Guarantee has been delivered free of any conditions, except pursuant to the Credit Agreement, and that no representations have been made to the Guarantor affecting the liability of the Guarantor under this Guarantee save as may be specifically embodied herein and agrees that this Guarantee is in addition to and not in substitution for any other guarantee held or which may hereafter be held by the Agent or the Lenders. The rights, remedies and benefits herein are cumulative and not in substitution for or exclusive of any rights, remedies or benefits which the Agent or the Lenders may otherwise have.

(22) All payments made hereunder shall be made to the Agent and the Lenders without set-off, compensation or counterclaim and free and clear of and without deduction for any and all present and future taxes, levies, imposts, deductions or withholdings of any nature whatsoever now or hereafter imposed (collectively, the "Taxes") (except only such as are levied on the net income of the Agent and the Lenders or franchise or capital taxes imposed upon them). Should any such payment be subject to any such Taxes, the Guarantor shall pay to the Agent and the Lenders such additional amounts as may be necessary to cause the Lenders to receive a net amount equal to the amount they would have received had such payment not been subject to such Taxes, provided that the Agent and each of the Lenders shall return to the Guarantor an amount equal to any such Taxes which are subsequently refunded to the Agent or such Lender (subject to the right of the Agent and such Lender to reclaim from the Guarantor an amount equal to any amount which the Agent or such Lender is required to repay, together with any penalties, interest or other charges).

(23) This Guarantee shall be construed in accordance with and be governed by the laws of the Province of New Brunswick and the federal laws of Canada applicable therein, and for the purpose of legal proceedings this Guarantee shall be deemed to have been made in the said Province of New Brunswick and to be performed there, and the Courts of New Brunswick shall have jurisdiction over all disputes which may arise under this Guarantee and the Guarantor hereby irrevocably and unconditionally submits to the non-exclusive jurisdiction of such Courts, provided always that nothing herein contained shall prevent the Lenders from proceeding at their election against the Guarantor in the Courts of any other province, state, country or jurisdiction.

(24) In this Guarantee, unless otherwise defined herein, all words and phrases used beginning with initially capitalized letters shall have the same meanings herein as in the Credit Agreement.

(25) In this Guarantee, words importing the singular include the plural and vice versa, and words importing gender shall include all genders.

(26) Subject to paragraph 11 above, this Guarantee shall terminate upon the full and final payment in full of the Indebtedness and when the Lenders have no further commitment to make any Loans under the Credit Agreement.

(27) All communications and notices hereunder shall be in writing and given as provided in the Credit Agreement. All communications and notices hereunder to the Guarantor shall be given to it at 7405 Trans Canada Highway, Suite 200, St. Laurent, Quebec, H4T 1Z2, Canada (Telecopy No. 514-331-7061)
     Attention: Russell J. David, Vice President, Finance, with a copy to Morgan, Lewis & Bockius, LLP, 101 Park Avenue, New York, New York, 10178-0060, Attention: David W. Pollak, Esq. (Telecopy No. 212-309-6273).

(28) The Guarantor hereby acknowledges having received and read an executed copy of the Credit Agreement.

(29) It is the express wish of the parties that this Guarantee and any related documents be drawn up and executed in English. Il est la volonte expresse des parties que cette convention et tous les documents s'y rattachant soient rediges et signes en anglais.

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                                                                              6.


IN WITNESS WHEREOF the undersigned has executed this Guarantee as of this 1st day of April, 1997.

                                   SPORT MASKA INC.


                                   Per:     /s/ D. Bruce Randall  c.s.
                                            -------------------------------
                                            Name:    D. Bruce Randall
                                            Title:   Secretary